BB&T

Since 1872

JOHN ALLISON

Chairman and CEO

February 14, 2006

Current Situation Analysis

Background

BB&T is a fast growing, highly profitable, regional financial holding company. The core of our business was created by the merger-of-equals between BB&T and Southern National in 1995 and the acquisition of UCB in 1997. All 3 institutions 'grew up' as eastern North Carolina farm banks. This fundamental and sound heritage is reflected in our culture. BB&T was organized in 1872 and is the oldest bank in the Carolinas.

BB&T has consummated 54 acquisitions of community banks and thrifts, 78 insurance agencies, and 29 non-bank acquisitions over the last fifteen years. The employees, clients, shareholders, and board members of these institutions have considerably strengthened our organization.

Primary Market Segments

50% Retail / 50% Commercial

- Small Business
- Commercial Middle Market
- Real Estate Lending
- Retail
- Home Equity
- Sales Finance
- Home Mortgage
- Commercial Mortgage
- Leasing
- Insurance
- Treasury Services
- Payroll Processing
- Institutional Trust Services
- Wealth Management / Private Banking
- Investment Services
- Asset Management
- Capital Markets
- Consumer Finance
- Factoring
- Asset-Based Lending
- International
- Bank Card
- Merchant

BB&T Market Coverage



December 31, 2005

Branches

VA	404
NC	334
MD	127
GA	119
KY	92
SC	99
FL	90
WV	80
TN	47
DC	9
AL	2
IN	1
1,404 total	

Headquarters

BB&T Community

SUBSIDIARIES

- BB&T Factors
- BB&T Insurance
- BB&T Leasing
- Capital Markets
- Laureate
- Lendmark
- Prime Rate
- Regional Acceptance
- Sheffield
- Scott & Stringfellow
- Vine Street

Deposit Market Share

	% of BB&T's Deposits	Rank
• Virginia / DC	31%	2nd
• North Carolina*	27%	2nd
• Georgia	8%	6th
• Maryland	8%	6th
• South Carolina	8%	3rd
• West Virginia	6%	1st
• Kentucky	5%	4th
• Florida	5%	11th
• Tennessee	2%	7th

*Excludes home office deposits

Significant Accomplishments 2005

- Improving Performance
- Accomplished Key Strategic Objectives
- Healthy Loan Growth
- Substantial Improvement in Non-performing Assets and Charge-offs
- Strong Non-Interest Bearing Deposit Growth (+10.2%)
- Net New Accounts (89,600)
- 5 Service Households 27.4%
- Online Banking 31.3% (1,604,467 Clients)

Significant Accomplishments 2005

- Revamped Sales Campaigns
- New Marketing Emphasis
- Integration of New Executive Management Team
- Manage Difficult Regulatory Environment
- Embraced "Store Ownership" Model
- Integrated Sales, Service and Operations
- Directional Refocus of Call Center – Out Bound

Significant Accomplishments 2005

- Executed Cost Savings Initiative
- DeNovo Branch Process
- Small Business Reposition
- Focus on Payment Business
- Restructure Commercial Finance Business
- Redirected Focus on Deposit Growth
- Better Execution on Market Segmentation

Significant Accomplishments 2005

- Main Street Bank announced
- Windsor Group; Bergen Capital announced (Investment Banking)
- Sterling Capital Management (Investment Manager)
- R. J. Twitty & Company; Wilson and Nolan Southeast (Commercial Mortgage)
- Insurance Acquisitions: Huffaker & Trimble, Sterling West Insurance Services, Ronald Luke & Associates, VISTA Insurance Partners, Negley Associates

Challenges

- Lack of Revenue Growth
  - Net Interest Margin Compression (Flat Yield Curve)
  - Lack of Service Charge Growth (Irrational Price Competition)
  - Lack of Insurance Revenue Growth (Excess Industry Capacity)
- High and Increasing Regulatory Cost Burden
- Improving Quality from Primary Competitors
- Achieving More Effective Cross Sell in New Markets

2005 Financial Results[1]

($ In Thousands)

Net Interest Income:	2004	2005	% Inc	% Inc Exc. Purchases
Interest Income (T/E)	$4,628,065	$5,588,499	20.8	19.7
Interest Expense	1,198,472	1,980,969	65.3	63.6
Net Interest Income (T/E)	3,429,593	3,607,530	5.2	4.3
Tax Equivalent Adjustment	81,370	82,657	1.6	1.6
Net Interest Income	3,348,223	3,524,873	5.3	4.4
Provision for Credit Losses	249,269	217,263	(12.8)	(12.8)
Net Interest Income After Provision	$3,098,954	$3,307,610	6.7	5.7
Net Interest Margin (T/E)	4.04%	3.89%		

[1]Operating earnings

2005 Financial Results

($ In Thousands)

Noninterest Income:	2004	2005	% Inc	% Inc Exc. Purchases
Insurance Commissions	$ 619,055	$ 714,189	15.4	3.7
Service Charges on Deposits	523,319	542,655	3.7	3.4
Other Nondeposit Fees & Commissions	318,596	369,305	15.9	15.5
Investment Banking & Brokerage	264,789	289,647	9.4	4.5
Trust	119,479	140,630	17.7	2.5
Mortgage Banking	110,075	103,757	(5.7)	(6.7)
Securities Gains / (Losses) Net	6,133	113	(98.2)	(98.2)
Other	157,825	164,309	4.1	3.4
Total Noninterest Income	$2,119,271	$2,324,605	9.7	4.5

2005 Financial Results

($ In Thousands)

Noninterest Expense:	2004	2005	% Inc	% Inc Exc. Purchases
Personnel	$1,631,757	$1,785,204	9.4	4.9
Net Occupancy	212,346	230,386	8.5	5.4
Furniture and Equipment	203,178	197,154	(3.0)	(4.4)
Amortization of Intangibles	106,348	112,307	5.6	(10.7)
Other Operating Expenses	736,716	808,233	9.7	5.1
Total Noninterest Expense	$2,890,345	$3,133,284	8.4	4.4

2005 Financial Results

($ In Thousands)

	2004	2005	% Inc	% Inc Exc. Purchases
Income Before Income Taxes	$2,327,880	$2,498,931	7.3	7.1
Income Taxes	766,051	825,320	7.7	7.5
Net Income	$1,561,829	$1,673,611	7.2	6.9
Est. Cost of Equity Compensation	$ 29,721	$ 34,105		
Tax Effect	(11,012)	(16,744)		
After Tax Cost of Equity Compensation	18,709	17,361		
Net Income	$1,543,120	$1,656,250		
Diluted EPS	$2.81	$3.04	8.2	
CB Diluted EPS	$2.96	$3.20	8.1	
Diluted EPS (including Equity Compensation Expense)	$2.78	$3.00	7.9	
CB EPS (including Equity Compensation Expense)	$2.93	$3.17	8.2	
Dividends Per Share	$1.34	$1.46	9.0	
Share Buyback #	11,250,400	12,000,000		
Share Buyback $	$ 441,361	$ 486,464		

2005 Financial Results

($ In Thousands)

(Average Balances) Assets:	2004	2005	% Inc
Business Loans	$ 32,325,087	$ 35,010,298	8.3
Direct Retail	12,817,087	14,020,908	9.4
Sales Finance	5,199,874	5,215,444	0.3
Revolving Credit	1,200,913	1,272,718	6.0
Mortgage	12,517,066	13,451,128	7.5
Specialized Lending Subsidiaries	2,047,452	2,546,812	24.4
Total Loans	$ 66,107,479	$ 71,517,308	8.2
Investment Securities	18,218,272	20,467,160	12.3
Other Assets	11,950,243	12,627,414	5.7
Total Assets	$ 96,275,994	$104,611,882	8.7

2005 Financial Results

($ In Thousands)

(Average Balances)			
Liabilities and Shareholders' Equity:	2004	2005	% Inc
Noninterest Bearing Deposits	$ 11,682,911	$ 12,878,120	10.2
Other Transaction Accounts	1,608,610	1,797,147	11.7
Total Transaction Accounts	$ 13,291,521	$ 14,675,267	10.4
CD's (Non-Brokered)	17,532,753	17,969,234	2.5
Other Client Deposits	28,734,418	29,923,404	4.1
Other Interest Bearing Deposits	5,257,380	7,778,454	48.0
Total Deposits	$ 64,816,072	$ 70,346,359	8.5
Fed Funds Purchased, Repos, & Other Borrowings	$ 6,590,471	$ 7,385,826	12.1
Long-term Debt	10,886,199	11,958,681	9.9
Other Liabilities	3,386,538	3,855,523	13.8
Shareholders' Equity	10,596,714	11,065,493	4.4
Total Liabilities & Shareholders' Equity	$ 96,275,994	$104,611,882	8.7

2005 Financial Results

(Year Ended December 31)

Performance Ratios:	2004	2005
ROA	1.62%	1.60%
ROE	14.74%	15.12%
Efficiency Ratio	51.91%	52.51%
Fee Income Ratio	37.84%	39.09%
Cash Basis:		
ROA	1.79%	1.77%
ROE	27.17%	27.82%
Efficiency Ratio	49.74%	50.37%

2005 Financial Results
(Year Ended December 31)

Capital Ratios:

	2004	2005
Equity/Assets (EOP)	10.82%	10.19%
Total Capital (EOP)	14.55%	14.44%
Tier 1 Capital (EOP)	9.21%	9.27%
Leverage Capital Ratio (EOP)	7.10%	7.19%
BV Per Share (EOP)	$ 19.76	$ 20.49

Summary of Operating Earnings

($ in Millions)

	Year Ended December 31,					
	2001	2002	2003	2004	2005	Five-Year Compound Growth Rate
Interest income	$ 4,851	$ 4,434	$ 4,287	$ 4,546	$ 5,506	2.5%
Interest expense	2,415	1,687	1,273	1,198	1,981	(5.0)
Net interest income	2,436	2,747	3,014	3,348	3,525	8.8
Provision for credit losses	188	263	248	249	217	13.2
Noninterest income	1,246	1,541	1,827	2,119	2,324	17.4
Noninterest expense	1,943	2,195	2,548	2,890	3,133	11.4
Operating earnings before income taxes	1,551	1,830	2,045	2,328	2,499	12.1
Provision for income taxes	451	512	621	766	825	12.8
Operating earnings	1,100	1,318	1,424	1,562	1,674	11.8
Merger-related & other charges[1]	(126)	(15)	(359)	(4)	(20)	
Net Income	$ 974	$ 1,303	$ 1,065	$ 1,558	$ 1,654	18.8

[1]Net of Taxes

Per Share Based on Net Income

	2001	2002	2003	2004	2005	Five Year Compound Growth Rate
Basic	$ 2.15	$ 2.75	$ 2.09	$ 2.82	$ 3.02	14.3%
Diluted	$ 2.12	$ 2.72	$ 2.07	$ 2.80	$ 3.00	14.4%

Performance Ratios Based on Cash Basis Operating Earnings

	2001	2002	2003	2004	2005
Return on average tangible assets	1.72%	1.79%	1.78%	1.79%	1.77%
Return on average tangible equity	23.58%	23.93%	24.81%	27.17%	27.82%

CB EPS Trend[1]



183% Increase
$ Per Share
Quarter
.90
.80
.70
.60
.50
.40
.30
.20
.10
.29 .30 .32 .32 .31 .32 .32 .33 .37 .37 .39 .38 .42 .43 .44 .44 .49 .49 .50 .51 .54 .55 .58 .58 .61 .62 .65 .66 .67 .69 .71 .72 .71 .72 .71 .72 .64 .76 .77 .79 .75 .79 .84 .82
1Q95 3Q95 1Q96 3Q96 1Q97 3Q97 1Q98 3Q98 1Q99 3Q99 1Q00 3Q00 1Q01 3Q01 1Q02 3Q02 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05

Compound Annual Growth Rate of 10.9%
(originally reported)

[1]Operating and restated

Financial Strength

($ in Billions Except for Per Share Information)

(Period-end Balances):	2001	2002	2003	2004	2005
Total Assets	$ 70.9	$ 80.2	$ 90.5	$100.5	$109.2
Total Shareholders' Equity	$ 6.2	$ 7.4	$ 9.9	$ 10.9	$ 11.1
BV Per Share	$13.50	$15.70	$18.33	$19.76	$20.49
Leverage Capital Ratio	7.2%	6.9%	7.2%	7.1%	7.2%
Tier 1 Capital	9.8%	9.2%	9.4%	9.2%	9.3%
Total Capital	13.3%	13.4%	12.5%	14.5%	14.4%
Equity / Assets	8.7%	9.2%	11.0%	10.8%	10.2%

Generating Fee Income and Operating Efficiency

For the Period Ended

	2001	2002	2003	2004	2005
Noninterest Income/ Net Revenue (T/E)	32.0%	34.5%	36.0%	37.8%	39.1%
Cash Basis Efficiency Ratio	48.4%	49.0%	50.5%	49.7%	50.4%

Credit Quality

As of / For the Period Ended

	2001	2002	2003	2004	2005	Industry*
Net Charge-offs/ Average Loans	.40%	.48%	.43%	.36%	.30%	.64%
Net Charge-offs without Specialized Lending	.34%	.38%	.32%	.24%	.19%	n/a
Nonperforming Assets/ Total Assets	.53%	.56%	.49%	.36%	.27%	.48%

*Source: FDIC Quarterly Banking Profile 9/30/05

Total Assets

10 Year Growth Trend



$ in Billions
110
100
90
80
70
60
50
40
30
20
10
0
20
21
29
34
44
59
71
80
91
101
109
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

As Originally Reported 10-Year Compound Annual Growth Rate 18.2%

Operating Earnings As Originally Reported

10 Year Growth Trend



1700
1600
1500
1400
1300
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
$ in Millions
255
305
409
513
659
875
1,100
1,318
1,424
1,562
1,674
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

As Originally Reported 10-Year Compound Annual Growth Rate 20.7%

Long - Term Trends

- 24 Consecutive years of record operating earnings
- 20 Year compound annual growth in EPS 11.0%
- Paid cash dividend every year since 1903
- 34th Consecutive year of dividend increases

Relative Financial Performance

	BB&T*	Industry
Tier 1 Capital Ratio	9.27%	9.09%[1]
Nonperforming Assets/Total Assets	0.27%	0.48%[1]
CB ROA	1.77%	1.43%[2]
CB ROE	27.82%	22.31%[2]

*Operating - as of/for the period ended 12/31/05
Source: [1]FDIC as of/for the period ended 9/30/05, [2]SNL Securities and company reports

Recognitions

- Fifth Consecutive Year in Forbes Platinum 400 List of America's "Best Big Companies"
- J.D. Power Survey: Best Bank for Mortgage Servicing
- J.D. Power Survey: #1 Prime Lender in Auto Dealer Satisfaction
- SBA: Ranked BB&T 1st Small Business Friendly Bank
- Auto Dealers Survey: Regional Acceptance #1 Sub-Prime Auto Lender
- Consumer Reports: Top 10 Credit Card Value

Recognitions

- Greenwich: Six awards in Business Banking – most of any bank
- BB&T Capital Markets: Best on Street Analysts
- Ranked by <u>Training</u> Magazine in Top 6% in Quality of Employee Training Program
- 2005 Mergent Dividend Achiever (only 2% of companies are qualified)
- Kiplinger: “Eight Stocks To Hold On To” (Anheuser-Busch, BB&T, Colgate-Palmolive, Ecolab, ExxonMobil, Hershey, 3M, UPS)

Total Compound Annual Return

To Shareholders

December 31, 2005

	BB&T	S&P 500	S&P Financials
5 Year	5.7%	.6%	3.8%
10 Year	15.6%	9.1%	13.3%
15 Year	18.8%	11.5%	17.0%
20 Year	14.8%	11.9%	n/a

For publicly traded companies over the last 20 years 63%, and over the last 78 years 96%, of the total return to shareholders has come from dividends and dividend reinvestment. *

BB&T's 10 year compound growth in dividends has been 13.0% compared to 4.9% for the S&P 500.

*Brandes Institute

The Future

Global Economic Context

- Improving Global Productivity: More Global Economic Freedom
- Cost / Impact of Reregulation (in U.S.)
- Globally integrated and highly competitive
- Increased Geopolitical Risk / Cost of Risk Control
- Volatile / Uncertain
- Merciless / Tough
- Survival of Most Competent / Committed

Economy 2006*

- Healthy growth: Real GDP 3.0% - 3.5%
- Low inflation – CPI 2.0% to 2.5%
- Total growth – 5.0% to 5.5%
- Rising rates: Prime 7.75%; 10 year Treasury 5.0% (by year end 2006)

*Blue Chip Forecast

US Economic Framework*

5 Year Forecast
(2006- 2010)

Most Likely Scenario

- Healthy growth – real GDP 2.5% to 3.5% (avg.)
- Moderate inflation – 2.0% to 3.5% CPI (avg.)
- Total annual growth 4.75% to 6.5% (avg.)
- Improving global productivity is primary driver of real growth
- Prime rate will range from 6.5% to 8.25% and average 7.5%:
- Prime rate 7.50%; 10 year Treasury 5.3% (at 12/31/10)

*Blue Chip Forecast

Financial Services Industry

Financial Services Industry
5 Year Outlook

Primary forces impacting the industry:

(1) **Credit, Interest Rate, and Operational Risk**

- We are in the risk management business
- Executional Excellence
- Protect superior reputation

(2) **Intense Competition / Excess Capacity**

- Low-cost providers / National distributors / Foreign competitors
- Large Banks focused on improving operations
- Organic growth
- Improved client service
- Aggressive price competition / Market share driven strategies
- Strategic / process management excellence

(3) Consolidation / Diversification

- Rationalization of cost structure
- Revenue growth via expanded products
- Risk diversification
- Rising economies of scale by product line
- Bank / non-bank mergers / globalization
- Survival of fittest

(4) **Innovation / Productivity Improvement**

- Improve service quality
- Increase revenue
- Cut cost / Simplify
- Potential change in relationship drivers

(5) **Regulation / Corporate Governance**

- Regulatory risk at an all time high

FINANCIAL SERVICES IS A WORLD-WIDE, GROWTH INDUSTRY, WHERE THE U.S. CURRENTLY HAS A COMPETITIVE ADVANTAGE

BB&T's Long-Term Strategy

Our Goal

- Create a high-performance financial services organization that can survive and prosper in a rapidly changing, highly competitive, globally integrated environment

- ***CREATE THE BEST FINANCIAL INSTITUTION POSSIBLE***

Achieving Our Goal

The key to maximizing our probability of being both independent and prosperous over the long term is to create a superior Earnings Per Share Growth Rate without sacrificing the fundamental quality and long-term competitiveness of our business, nor taking unreasonable risk.

BB&T Long-Term Strategy

Superior-Balanced Performance

(1) Client-driven - Have a passion for consistently providing the client with better value through rational innovation and productivity improvement

(2) Rational risk taking and exceptional risk management

(3) Superior earnings growth

(4) Targeted and consistent investments for the future

BB&T Long-Term Strategy

(1) Client-driven

- Relationship based
- Reliable
- Responsive
- Empathetic
- Competent
- Right products to meet needs
- Convenience of location and time (correct distribution channels)
- "Profound" knowledge of the client

Personal Attributes (Reliable, Responsive, Empathetic, Competent)

BB&T Long-Term Strategy

(1) Client-driven *(continued)*

- Transactional excellence
- Communicate to the client that:
  - "There's opportunity here"
- Consistently meet or exceed the client's reasonable expectations

TREAT THE CLIENT AS AN INDIVIDUAL!

BB&T Long-Term Strategy

Client-Driven

"Community Bank" concept is the foundation for local decision-making and the basis for responsive, reliable, and empathetic client service.

Our model is to feel like a community bank with local decision making and personal service. However, we are better than a community bank because we have the resources of a large organization: better trained employees, more sophisticated technology, and superior products.

BB&T Long-Term Strategy

(2) Rational risk taking and exceptional risk management

- Sound risk taking philosophy
- Sophisticated risk management systems
- Diversification of risk
- Objectivity in risk assessment
- Maintain excellent standards of corporate governance

BB&T Long-Term Strategy

Results of Risk Management Strategy

- Better than peer risk adjusted returns from lending
- Solid core funding
- Excellent liquidity
- Optimal interest rate risk position
- Controlled operating risk
- Strong capital position
  - Leverage Capital ratio 7.0% to 8.0%

BB&T Long-Term Strategy

(3) Superior earnings growth

- Achieve superior revenue growth
  - Grow net interest income at 8% to 10% rate
  - Grow loans (8% to 10%)
  - Grow "core" deposits (6% to 8%)
  - Grow noninterest income at 20%+ (with purchase accounting)
  - Add new clients / optimize cross sell of existing clients

BB&T Long-Term Strategy

- Create strong margins
  - Sell value not price (“our products at our prices”)
  - Focus on profitable product lines
  - Develop profitable client relationships
  - Exercise pricing discipline

BB&T Long-Term Strategy

- Outstanding efficiency
  - Build and reinforce aggressive cost management culture
  - Consistently re-examine systems and processes for improvement
  - External quality – not internal quality
  - Control loan losses
  - Operate with lean but well trained and highly motivated staff

Results

Cash Basis Efficiency Ratio < 45%

BB&T Long-Term Strategy

Long-Term Financial Goals

• Cash Basis earnings per share growth rate	10%+
• Cash Basis return on equity	22%+
• Cash Basis return on assets	1.65%+
• Book value per share growth rate	6%+
• Dividend per share growth rate	10%+

While all goals are significant and interrelated, these objectives are listed in order of importance. The ultimate objective is to optimize long-term total return to shareholders.

BB&T Long-Term Strategy

(4) Targeted and consistent investments for the future

- Invest in employee education to create a "knowledge-based learning organization" founded on the premise that knowledge properly applied is the source of competitive advantage
    - Systematized learning based on Aristotle's concept "Excellence is an art won by training and habituation"
    - Correct beliefs implemented by right behaviors, produce superior results

BB&T Long-Term Strategy

- Have a fundamental commitment to innovation: Technological investment is a part of innovation, but process enhancements are often more significant

- Create new products/product lines and distribution channels to meet additional needs of existing clients and to develop new client relationships

BB&T Long-Term Strategy

- Manage information systems and their cost to:
  - Identify revenue enhancement opportunities
  - Improve service quality
  - Reduce cost
  - Manage risk
  - Make managerial decisions
- Open new markets through traditional or non-traditional distribution systems where growth rates are superior and risks are manageable

BB&T Long-Term Strategy

- Make acquisitions to achieve business purposes
  - During the next 3 years we will focus on Bank and Thrift acquisitions to enhance our market share in our existing footprint

BB&T Long-Term Strategy

– Non-bank acquisitions to grow existing product lines and expand into related financial businesses:

- Insurance
- Mortgage
- Asset Management
- Leasing
- Investment Banking / Brokerage
- Consumer Finance
- Commercial Finance
- Factoring
- Venture Capital
- Processing / Payments

BB&T Long-Term Strategy

Primary Focus is on Growing Relationships in Existing Markets:

Create Outstanding Value for the Client

BB&T
2006 Financial Goals

2006 Financial Goals

Maintain a Flat Net Interest Margin   3.85% - 3.90%

Grow Net Interest Income   7% - 8%

Grow Noninterest Income   14% -16% (11%-13% Excluding Acquisitions)

Non-Interest Expense   7% - 8% (5% - 6% Core)

Net Loan Losses   .28% - .32% (.20% Excluding Specialized Lending)

2006 Financial Goals

Total Loan Growth 8% - 9%

Transaction Deposit Growth 9% -11%

Total Deposit Growth 8% - 9%

2006 Key Strategic Objectives

1. Achieve Superior Revenue Growth

2. Provide World Standard Client Service

3. Accomplish Superior Efficiency, Productivity, and Earnings Growth

4. Execute “Value Improvement Agenda"

2006 Key Strategic Objectives

(1) <u>Achieve Superior Revenue Growth</u>

- Accelerate Organic Growth:
  - Initiate 60 DeNovo branches
  - Execute “formula” for successfully opening branches
  - Increase advertising
  - Staff up in growth markets (including financial services)
  - Grow net households (add new / reduce attrition)
  - Optimize On-Line Banking
  - Optimize Phone 24
  - Integrate Branch Delivery, On-Line, and Phone 24

2006 Key Strategic Objectives

- Achieve Superior Growth in Growth Markets
- Execute BB&T Decathlon
- Execute Payment Services Strategy
- Significantly Improve Marketing Effectiveness
- Execute on IRM and Segmentation Strategies
- Execute Business Banking / Micro Business

2006 Key Strategic Objectives

- Target Emerging Markets (Hispanic / Ethnic)
- Target Student Market
- Execute Financial Services Direct Strategy
- Optimize Branch Financial Performance (Store Ownership)
- Market Based Price and Product Parity; Deliver Better Value
- Maintain or Enhance Market Share in Primary Product Lines

2006 Key Strategic Objectives

(2) Provide World Standard Client Service

- Sales and Service are inextricably connected

- We are a quality differentiated competitor: We sell value not price. While price always matters, we deliver the greatest value to the client. Value is the ratio of quality to price. We focus on the quality component.

- Reliable, responsive, empathetic, competent: create meaningful relationships with our clients

2006 Key Strategic Objectives

- Excellent execution of the Perfect Client Experience
- Execute on consultative and transactional relationship management
- Reduce turnover: (Leader ownership) (Reduce from 20% to 18% or less)
- Execute improved problem resolution process
- Execute on system-wide Olympian program
- Maintain better service quality than our primary competitors: create client loyalty

2006 Key Strategic Objectives

(3) <u>Accomplish Superior Efficiency, Productivity, and Earnings Growth:</u>

- Achieve a superior P/E ratio by superior cash basis earnings per share growth, superior cash basis ROE, superior revenue growth while maintaining a sound financial position as evidenced by leverage capital and asset quality ratios
- Achieve financial goals in profit plan
- Significantly improve cost management process / culture / beliefs

2006 Key Strategic Objectives

- Reinforce pricing discipline
- Economic value of capital analysis
- Control operating risk
- Execute high potential mentor program
- Continue to invest in training (Reinvigorate leadership training)

2006 Key Strategic Objectives

- Insure excellent asset quality
  - Instill BB&T values driven credit culture
  - Reinforce credit skills / training
  - Continue disciplined underwriting processes
  - Diversify risk
  - Execute credit processes with excellence
  - Increase professionalism of lenders

2006 Key Strategic Objectives

- Reduce bureaucracy
  - Simplify through rational innovation
    - Chairman's Innovation Awards
  - Improve productivity by simplifying systems and processes
    - Employ Six Sigma concepts
    - Initiate only cost reducing or revenue enhancing projects
    - Differentiate between external and internal service quality
    - Do not over engineer systems, processes or products

2006 Key Strategic Objectives

(4) Execute "Value Improvement Agenda"

(1) **New banking region performance**

- Accelerate efficiency improvement and deposit acquisition in new regions

(2) **Retail deposit-based relationship growth**

- Renew focus on profitable deposit growth in core retail franchise, including increased new customer acquisition, improved retention, and greater cross-sell of deposit products to non-deposit customers (including design of new product bundles, customer targeting and sales practices, and incentives)

2006 Key Strategic Objectives

(3) **Commercial deposit – based relationship growth**

- Change the commercial business model to refocus on growth of profitable deposit-based relationships, and improve the productivity of micro business loans

(4) **Insurance organic growth**

- Increase the focus on organic revenue growth in Insurance, particularly on cross-sell of deposit-based commercial banking relationships to insurance customers

2006 Key Strategic Objectives

(5) **Wealth Management / Private Banking**

– Strengthen the Wealth Management / Private Banking platform (including external acquisitions) and refocus on deposit gathering

(6) **Profitable M&A growth**

– Leverage BB&T's current competitive advantages, and additional advantages built through addressing the above issues, to target M&A candidates and drive premium recapture plans

Summary

Special Strengths of BB&T

- Superior sales / service system
- Different and better model for community banking
- Unique and successful acquisition strategy
- Great markets / Great franchise
- Philosophy: Rational / Objective

Challenges

In the System

- Flat yield curve
- Intense competition (price, product, service convenience)
- Dramatically heightened regulatory risk / cost
- Increased global event risk (war, energy prices, China devaluation)
- Effectively managing in a rapidly changing environment

Challenges

Ours

- Restoring relative superior performance through excellent execution
- Having a passion for consistently providing the client with better value through rational innovation and productivity improvement
- Building revenue momentum
- Improving efficiency
- Working together with clarity towards common goals
- Making objective decisions in a highly “charged” environment

Opportunity

- To create a high-performance organization that can survive and prosper
  - The Best Financial Institution Possible
- Why we can do it:
  - Great people!
  - Excellent markets
  - Sound financial position
  - Strong client relations
  - Rational strategy

We Will Be Successful!


TEAMWORK
PRODUCTIVITY
SELF-ESTEEM
PRIDE
JUSTICE
INTEGRITY
HONESTY
REASON
REALITY
INDEPENDENT THINKING